UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

WELLESLEY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

47 Church Street, Wellesley, Massachusetts, 02482
(Address of principal executive offices) (Zip Code)

(781) 235-2550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On February 3, 2015, Wellesley Bancorp, Inc. (the “Company”), the stock holding company for Wellesley Bank, issued a press release announcing its financial results for the three months and year ended December 31, 2014.  The press release announcing the Company’s financial results is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 8.01           Other Events.

On February 3, 2015, the Company also issued a press release announcing that its annual meeting of stockholders will be held on May 20, 2015.  The press release announcing the Company’s annual meeting is attached to this Report as Exhibit 99.2 and is furnished herewith.

Item 9.01           Financial Statements and Exhibits.

          (d)             Exhibits

                            Number               Description

                            99.1                      Press Release Announcing Financial Results dated February 3, 2015

                            99.2                      Press Release Announcing Annual Meeting dated February 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLESLEY BANCORP, INC.

Date:	February 3, 2015	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer